                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 6, 1994
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                           PAINE WEBBER GROUP, INC.
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            (Exact name of registrant as specified in its charter)

          Delaware                   1-7367                13-2760086
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(State or other jurisdiction       (Commission           (IRS Employer
       of incorporation)           File Number)        Identification No.)


1285 Avenue of the Americas, New York, New York               10019
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code   (212) 713-2000
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                                Not Applicable
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            (Former name or address, if changed since last report)

                           Paine Webber Group Inc.
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Item 5 and Item 7.        Other Events and Exhibits
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                          At the Annual Meeeting of Stockholders of the Registrant, the total number of shares of Common
                          Stock which it had the authority to issue was increased to 200,000,000 shares from 100,000,000 shares.

                          (a) Copy of the Registrant's Certificate of Amendment
                              of Certificate of Incorporation



                                  SIGNATURE
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PAINE WEBBER GROUP INC.

                                          By:   /s/ REGINA DOLAN
                                             --------------------------
                                                    Regina Dolan
                                                 Vice President and
                                              Chief Financial Officer

Dated: June 15, 1994

                                EXHIBIT INDEX
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(a) Copy of the Registrant's Certificate of Amendment of Certificate of Incorporation